LIBERTY STREET HORIZON FUND
A series of the Investment Managers Series Trust

SUPPLEMENT DATED OCTOBER 26, 2009
TO THE PROSPECTUS DATED AUGUST 14, 2009

Please file this Prospectus Supplement with your records.

The following replaces under the section entitled “Redemption Fee” after the first full paragraph beginning on page 19 of the Prospectus:

There are limited exceptions to the imposition of the redemption fee.  The following redemptions are exempt from application of the redemption fee:
•	Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name;

•	Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

•	Redemptions of shares purchased through a dividend reinvestment program;

•	Redemptions pursuant to a systematic withdrawal plan;

•	Redemptions in a qualified retirement plan under Section 401(a) of the Internal Revenue Code (“IRC”) or a plan operating consistent with Section 403(b) of the IRC;

•
Redemptions effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

•	Redemptions effected pursuant to an automatic non-discretionary rebalancing program offered by financial institutions; or

•	Involuntary redemptions due to low account balances.